EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Form 10-Q of Andrx Corporation (the “Company”) for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Thomas P. Rice, Chief Executive Officer of the Company, and Angelo C. Malahias, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
August 8, 2006

/s/ Thomas P. Rice
Thomas P. Rice
Chief Executive Officer

/s/ Angelo C. Malahias
Angelo C. Malahias
President and Chief Financial Officer